UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 4, 2005
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION	23-2990190
a Pennsylvania corporation)
10 South Dearborn Street – 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
10 South Dearborn Street – 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-4321

1-1401	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation)
P.O. Box 8699
2301 Market Street
Philadelphia, Pennsylvania 19101-8699
(215) 841-4000

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348
(610) 765-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD
Item 7.01. Regulation FD Disclosure
On November 6 -9, 2005, Exelon Corporation (Exelon) will participate in the Edison Electric Institute Financial Conference in Hollywood, Florida. Attached as Exhibit 99 to this Current Report on Form 8-K are the slides and handouts to be used at the conference. The handouts include relevant excerpts from the Illinois Public Utilities Act relating to ComEd’s energy procurement proposals; excerpts from testimony of experts of the Illinois Attorney General, Citizen’s Utility Board and Cook County States’ Attorney in ComEd’s energy procurement case pending before the Illinois Commerce Commission (ICC); three position papers summarizing the basis for ComEd’s positions with respect to the ICC’s authority to approve an auction in the energy procurement case, ComEd’s right to recover its costs, and the Federal Energy Regulatory Commission’s authority with respect to affiliate power contracts; and case schedules for various ComEd-related proceedings and merger regulatory proceedings.
* * * * *
This combined Form 8-K is being furnished separately by Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Exelon Generation Company, LLC (Generation) (Registrants). Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.
This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results of Exelon Corporation (Exelon), Commonwealth Edison Company, PECO Energy Company, and Exelon Generation Company LLC (collectively, the Exelon Companies) to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) the Exelon Companies’ 2004 Annual Report on Form 10-K in (a) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations-Business Outlook and the Challenges in Managing the Business for each of Exelon, ComEd, PECO and Generation and (b) ITEM 8. Financial Statements and Supplementary Data: Exelon-Note 20, ComEd-Note 15, PECO-Note 14 and Generation-Note 16 and (2) Exelon’s Current Report on Form 8-K filed on May 13, 2005 in (a) Exhibit 99.2, Management’s Discussion and Analysis of Financial Condition and Results of Operations - Exelon — Business Outlook and the Challenges in Managing the Business and (b) Exhibit 99.3, Financial Statements and Supplementary Data — Exelon Corporation and (3) other factors discussed in filings with the Securities and Exchange Commission (SEC) by the Exelon Companies. The factors that could cause actual results of Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company, PSEG Power LLC, and PSEG Energy Holdings L.L.C. (collectively, the PSEG Companies) to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) the PSEG Companies’ Quarterly Report on Form 10-Q for the period ended September 30, 2005, in (a) Forward Looking Statements and (b) ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (2) other factors discussed in filings with the SEC by the PSEG Companies. A discussion of risks associated with the proposed merger of Exelon and PSEG is included in the joint proxy statement/prospectus that Exelon filed with the SEC pursuant to Rule 424(b)(3) on June 3, 2005 (Registration No. 333-122704). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Exelon Companies or the PSEG Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION COMMONWEALTH EDISON COMPANY PECO ENERGY COMPANY EXELON GENERATION COMPANY, LLC
/s/ J. Barry Mitchell
J. Barry Mitchell
Senior Vice President, Chief Financial Officer and Treasurer

November 4, 2005